# 2012-2013

# Capital Estimates

# Budget de capital

New Nouveau Brunswick

Capital Estimates 2012-2013	Budget de capital 2012-2013

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

December 2011	décembre 2011

Cover and Graphs:	Couverture et graphiques :
Communications New Brunswick (CNB 8380)	Communications Nouveau-Brunswick (CNB 8380)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Supply and Services	Services d’imprimerie, Approvisionnement et Services

ISBN 978-1-55396-344-8	ISBN 978-1-55396-344-8

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Net Expenditures / État comparatif des dépenses nettes prévues	1

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2

Education and Early Childhood Development / Éducation et Développement de la petite enfance	4

Health / Santé	6

Local Government / Gouvernements locaux	8

Maritime Provinces Higher Education Commission / Commission de l’enseignement supérieur des provinces Maritimes	10

Natural Resources / Ressources naturelles	12

Regional Development Corporation / Société de développement régional	14

Supply and Services / Approvisionnement et Services	16

Tourism and Parks / Tourisme et Parcs	19

Transportation / Transports	21

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED NET EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES NETTES PRÉVUES
FOR THE YEAR ENDING 31 MARCH 2013 / POUR L’EXERCICE SE TERMINANT LE 31 MARS 2013 CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2012-2013 ESTIMATE / PRÉVISIONS

		CAPITAL EXPENDITURES / DÉPENSES EN CAPITAL

400	400	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	200

2,500	2,500	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,200

15,000	17,000	Health / Santé	23,200

500	500	Local Government / Gouvernements locaux	500

7,500	7,500	Maritime Provinces Higher Education Commission / Commission de l’enseignement supérieur des provinces Maritimes	7,500

1,370	700	Natural Resources / Ressources naturelles	200

4,585	4,585	Regional Development Corporation / Société de développement régional	6,085

4,700	4,700	Social Development / Développement social	0

242,711	234,509	Supply and Services / Approvisionnement et Services	164,508

500	500	Tourism and Parks / Tourisme et Parcs	750

313,150	305,127	Transportation / Transports	743,617

592,916	578,021	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	947,760

		CAPITAL RECOVERIES / RECOUVREMENTS DE CAPITAL

(3,090)	(3,090)	Social Development / Développement social	0

(1,344)	(1,344)	Supply and Services / Approvisionnement et Services	0

(44,961)	(45,780)	Transportation / Transports	(222,107)

(49,395)	(50,214)	TOTAL - CAPITAL RECOVERIES / TOTAL - RECOUVREMENTS DE CAPITAL	(222,107)

543,521	527,807	TOTAL - NET CAPITAL EXPENDITURES / TOTAL - NETTE DES DÉPENSES CAPITAL	725,653

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2012-2013 ESTIMATE / PRÉVISIONS

400	400	Marshland Maintenance / Entretien des marais	200

400	400	TOTAL	200

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

MARSHLAND MAINTENANCE		ENTRETIEN DES MARAIS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

On-going maintenance of water control infrastructures located throughout fifteen thousand hectares in the southeast coastal region of the province.		Entretien continu des infrastructures de regulation des eaux reparties sur une superficie cotiere de quinze mille hectares dans le Sud-Est de la province.

TOTAL	200

TOTAL - TO BE VOTED	200	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2012-2013 ESTIMATE / PRÉVISIONS

2,500	2,500	Public Schools - Capital Equipment / Écoles publiques -Biens d’équipement	1,200

2,500	2,500	TOTAL	1,200

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT		ÉCOLES PUBLIQUES - BIENS D’ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip schools in concert with the capital construction program.		Équiper les écoles en fonction du programme de construction d’immobilisations.

TOTAL	1,200	TOTAL

TOTAL - TO BE VOTED	1,200	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2012-2013 ESTIMATE / PRÉVISIONS

15,000	17,000	Public Hospitals - Capital Equipment / Hôpitaux publics -Biens d’équipement	23,200

15,000	17,000	TOTAL	23,200

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT		HÔPITAUX PUBLICS - BIENS D’ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip hospitals in concert with the hospital construction program and fund replacement equipment valued in excess of five thousand dollars.		Équiper les hôpitaux en fonction du programme de construction d’hôpitaux et financer l’équipement de remplacement évalué à plus de cinq mille dollars.

TOTAL	23,200	TOTAL

TOTAL - TO BE VOTED	23,200	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF LOCAL GOVERNMENT / MINISTÈRE DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2012-2013 ESTIMATE / PRÉVISIONS

500	500	Local Service Districts / Districts de services locaux	500

500	500	TOTAL	500

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF LOCAL GOVERNMENT / MINISTÈRE DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist local service districts in the purchase of emergency equipment and maintenance of fire halls as well as construction and repairs for community centers and recreation facilities.		Aider les districts de services locaux à se procurer de l’équipement d’urgence, à maintenir les postes d’incendie et à construire et réparer les centres communautaires et les installations de loisir.

TOTAL	500	TOTAL

TOTAL - TO BE VOTED	500	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
MARITIME PROVINCES HIGHER EDUCATION COMMISSION /
COMMISSION DE L’ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2012-2013 ESTIMATE / PRÉVISIONS

7,500	7,500	Deferred Maintenance Program / Programme d’entretien reporté	7,500

7,500	7,500	TOTAL	7,500

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
MARITIME PROVINCES HIGHER EDUCATION COMMISSION /
COMMISSION DE L’ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D’ENTRETIEN REPORTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides funding for capital maintenance improvements to New Brunswick universities.		Fournir un financement pour l’amélioration de l’entretien des immobilisations aux universities du Nouveau-Brunswick.

TOTAL	7,500	TOTAL

TOTAL - TO BE VOTED	7,500	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

2011-2012 ESTIMATE / PRÉVISIONS	2011-2012 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2012-2013 ESTIMATE / PRÉVISIONS

1,060	450	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	0

310	250	Sentier NB Trail Infrastructure / Infrastructure du Sentier NB Trail	200

1,370	700	TOTAL	200

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.

TOTAL	200	TOTAL

TOTAL - TO BE VOTED	200	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2011-2012	2011-2012		2012-2013
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS
4,585	4,585	Canada - New Brunswick Building Canada Fund - Communities Component / Canada - Nouveau-Brunswick Fonds chantiers Canada - Le volet collectivités	4,585

0	0	Economic Development and Innovation / Développement économique et innovation	1,500

4,585	4,585	TOTAL	6,085

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK BUILDING CANADA FUND - COMMUNITIES COMPONENT		CANADA - NOUVEAU-BRUNSWICK FONDS CHANTIERS CANADA - LE VOLET COLLECTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's contribution to the Canada - New Brunswick Building Canada Fund - Communities Component.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Fonds chantiers Canada - Le volet collectivités.

TOTAL	4,585	TOTAL
ECONOMIC DEVELOPMENT AND INNOVATION		DÉVELOPPEMENT ÉCONOMIQUE ET INNOVATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in Northern New Brunswick and Miramichi region to support economic development and innovation.		Investir en dépenses en capital afin d'appuyer le développement économique dans le nord du Nouveau-Brunswick et la région de Miramichi.

TOTAL	1,500	TOTAL

TOTAL - TO BE VOTED	6,085	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SUPPLY AND SERVICES / MINISTÈRE DE L'APPROVISIONNEMENT ET DES SERVICES

(In thousands of dollars / En milliers de dollars)

2011-2012	2011-2012		2012-2013
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE

3,050	3,050	Capital Administration / Gestion des immobilisations	3,000

		Capital Construction / Installations permanentes

		Education and Early Childhood Development / Éducation et
65,800	41,113	Développement de la petite enfance	82,648
37,500	42,965	Health / Santé	21,810
32,000	29,562	Justice and Consumer Affairs / Justice et Consommation	19,300
190	190	Natural Resources / Ressources naturelles	0
17,381	25,946	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	0
21,584	22,405	Public Safety / Sécurité publique	0
6,471	9,787	Supply and Services / Approvisionnement et Services	3,400
		Total Capital Construction / Total des installations
180,926	171,968	permanentes	127,158

		Capital Improvements / Améliorations des biens immobiliers

		Agriculture, Aquaculture and Fisheries / Agriculture,
1,585	1,585	Aquaculture et Pêches	150
		Education and Early Childhood Development / Éducation et
30,000	32,218	Développement de la petite enfance	20,000
4,400	4,400	Health / Santé	4,000
1,000	1,000	Legislative Assembly / Assemblée législative	400
		Post-Secondary Education, Training and Labour / Éducation
2,000	2,000	postsecondaire, Formation et Travail	1,000
19,750	18,288	Supply and Services / Approvisionnement et Services	8,800
		Total Capital Improvements / Total des améliorations des
58,735	59,491	biens immobiliers	34,350

		TOTAL - PUBLIC WORKS AND
		INFRASTRUCTURE / TOTAL - TRAVAUX
242,711	234,509	PUBLICS ET INFRASTRUCTURE	164,508

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SUPPLY AND SERVICES / MINISTÈRE DE L'APPROVISIONNEMENT ET DES SERVICES

(In thousands of dollars / En milliers de dollars)

SUPPLEMENTARY INFORMATION / INFORMATIONS SUPPLÉMENTAIRES

2011-2012	2011-2012		2012-2013
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES		PRÉVISIONS

242,711	234,509	Gross Capital Budget for the Department / Budget d'immobilisations brut pour le ministère	164,508

(1,344)	(1,344)	Total - Capital Recoveries / Total - Recouvrements de capital	0

241,367	233,165	Net Capital Budget for the Department / Budget d'immobilisations net pour le ministère	164,508

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SUPPLY AND SERVICES / MINISTÈRE DE L'APPROVISIONNEMENT ET DES SERVICES

(In thousands of dollars / En milliers de dollars)

PUBLIC WORKS AND INFRASTRUCTURE		TRAVAUX PUBLICS ET INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide planning, design and construction services.		Offrir des services de planification, de conception et de construction.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CAPITAL ADMINISTRATION	3,000	GESTION DES IMMOBILISATIONS

Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.

CAPITAL CONSTRUCTION	127,158	INSTALLATIONS PERMANENTES

Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.

CAPITAL IMPROVEMENTS	34,350	AMÉLIORATIONS DES BIENS IMMOBILIERS

Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.

TOTAL	164,508	TOTAL

TOTAL - TO BE VOTED	164,508	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM AND PARKS / MINISTÈRE DU TOURISME ET DES PARCS

(In thousands of dollars / En milliers de dollars)

2011-2012	2011-2012			2012-2013
ESTIMATE /	REVISED /			ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME		PRÉVISIONS

500	500	Capital Improvements / Amélioration des installations		750

500	500	TOTAL	.	750

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM AND PARKS / MINISTÈRE DU TOURISME ET DES PARCS

(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To carry out capital improvements to provincial parks and tourism attractions.		Améliorer les installations des parcs provinciaux et diverses attractions.

TOTAL	750	TOTAL

TOTAL - TO BE VOTED	750	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

2011-2012	2011-2012		2012-2013
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

81,150	72,297	Permanent Bridges / Ponts permanents	43,850
62,000	73,259	Permanent Highways / Routes permanentes	66,358
		Rural Road Infrastructure / Infrastructure routière dans les
41,000	42,065	régions rurales	38,000
		Canada - New Brunswick Border Infrastructure Program /
		Programme d'infrastructure frontalière
0	574	Canada - Nouveau-Brunswick	0
		Canada - New Brunswick National Highway System Program /
		Programmme du réseau routier national
90,800	77,747	Canada - Nouveau-Brunswick	585,409
18,200	19,185	Fundy Isles Ferry Project / Projet de traversiers des îles Fundy	0
		Vehicle Management Agency / Agence de gestion des
20,000	20,000	véhicules	10,000

313,150	305,127	TOTAL	743,617

SUPPLEMENTARY INFORMATION / INFORMATIONS SUPPLÉMENTAIRES

2011-2012	2011-2012		2012-2013
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES		PRÉVISIONS
313,150	305,127	Gross Capital Budget for the Department / Budget d'immobilisations brut pour le ministère	743,617
(44,961)	(45,780)	Total - Capital Recoveries / Total - Recouvrements de capital	(222,107)
		Net Capital Budget for the Department / Budget
268,189	259,347	d'immobilisations net pour le ministère	521,510

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

PERMANENT BRIDGES		PONTS PERMANENTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.

TOTAL	43,850	TOTAL

PERMANENT HIGHWAYS		ROUTES PERMANENTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction and upgrading of highways.		Permettre la construction et la réfection de routes.

TOTAL	66,358	TOTAL
RURAL ROAD INFRASTRUCTURE		INFRASTRUCTURE ROUTIÈRE DANS LES RÈGIONS RURALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for road infrastructure needs of rural New Brunswick.		Répondre aux besoins des régions rurales du Nouveau-Brunswick en matière d'infrastructure routière.

TOTAL	38,000	TOTAL
CANADA - NEW BRUNSWICK NATIONAL HIGHWAY SYSTEM PROGRAM		PROGRAMME DU RÉSEAU ROUTIER NATIONAL CANADA - NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for highway and bridge construction projects approved under the Canada - New Brunswick National Highway System Program.		Soutenir les projets de construction de routes et de ponts approuvés dans le cadre du Programme du réseau routier national Canada - Nouveau-Brunswick.

TOTAL	585,409	TOTAL

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2012-2013

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.

TOTAL	10,000	TOTAL

TOTAL - DEPARTMENT OF TRANSPORTATION	743,617	TOTAL - MINISTÈRE DES TRANSPORTS

Less amounts authorized by law	18,568	Moins crédits autorisés par la loi

TO BE VOTED	725,049	A VOTER